                   EV TRADITIONAL GREATER CHINA GROWTH FUND
                          EV TRADITIONAL GROWTH FUND
               SUPPLEMENT TO PROSPECTUSES DATED JANUARY 1, 1995

                     EV TRADITIONAL INFORMATION AGE FUND
                SUPPLEMENT TO PROSPECTUS DATED AUGUST 23, 1995

1. Effective immediately, all purchases of shares of a Fund of $1 million or more will be subject to a contingent deferred sales charge ("CDSC") of 0.50% in the event of certain redemptions within twelve months after the purchase. Such purchases continue to bear no initial sales charge. (Such purchases made before November 9, 1995 will continue to be subject to a CDSC of 1% in the event of certain redemptions made within eighteen months of purchase.) The Principal Underwriter will compensate Authorized Firms responsible for such purchases at the rate of 0.50% of the amount invested, and any CDSC incurred will be retained by the Principal Underwriter.

    The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or distributions that have been reinvested in additional shares. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

    The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. No initial sales charge or CDSC will be imposed on Fund shares purchased by qualified retirement plans. If a shareholder reinvests redemption proceeds within a 60- day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.

    Shares of a Fund which are subject to a CDSC may be exchanged into any of the funds listed under "The Eaton Vance Exchange Privilege" without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.

    Consistent with the foregoing, the "Shareholder and Fund Expenses" table is revised by replacing the line "Contingent Deferred Sales Charges Imposed on Redemptions" with the following:

  Contingent Deferred Sales Charges (on purchases of $1 million or more) Imposed on Redemptions During the First Twelve Months
   (as a percentage of redemption proceeds exclusive of all
    reinvestments and capital appreciation in the account)                 0.50%

    In addition, the sales charge table under "How to Buy Fund Shares" is revised by replacing the line "$1,000,000 or more" with the following:

                                                  SALES CHARGE          SALES CHARGE       DEALER COMMISSION
                                                AS PERCENTAGE OF      AS PERCENTAGE OF      AS PERCENTAGE OF
  AMOUNT OF PURCHASE                             OFFERING PRICE       AMOUNT INVESTED        OFFERING PRICE
  ------------------                            ----------------      ----------------     -----------------
  $1,000,000 or more                                 0.00%                 0.00%                 0.50%

2. THE FOLLOWING IS ADDED TO "HOW TO BUY FUND SHARES":
        Shares of the Fund may be sold at net asset value to an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with the Fund or its Principal Underwriter. Fund shares may also be sold at net asset value where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.

    3. THE FOLLOWING IS ADDED TO "REPORTS TO SHAREHOLDERS":
        Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

    4. THE FOLLOWING IS ADDED TO "PERFORMANCE INFORMATION":
        The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

November 9, 1995                                                       T-SUPP3

                   EV TRADITIONAL GREATER CHINA GROWTH FUND

    EV TRADITIONAL GREATER CHINA GROWTH FUND (THE "FUND") IS A MUTUAL FUND SEEKING LONG-TERM CAPITAL APPRECIATION THROUGH PURCHASE OF AN INTEREST IN A SEPARATE INVESTMENT COMPANY WHICH INVESTS IN EQUITY SECURITIES OF COMPANIES WHICH, IN THE OPINION OF THE INVESTMENT ADVISER, WILL BENEFIT FROM THE ECONOMIC DEVELOPMENT AND GROWTH OF THE PEOPLE'S REPUBLIC OF CHINA. ACCORDINGLY THE FUND INVESTS ITS ASSETS IN GREATER CHINA GROWTH PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES. A SIGNIFICANT PERCENTAGE OF THE PORTFOLIO WILL BE INVESTED IN THE SECURITIES MARKETS OF COUNTRIES IN THE CHINA REGION, INCLUDING HONG KONG, CHINA, TAIWAN, SOUTH KOREA, SINGAPORE, MALAYSIA, THAILAND, INDONESIA AND THE PHILIPPINES. THE FUND IS A SEPARATE SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").

    Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

    This Prospectus is designed to provide you with information you should know before investing in the Fund. Please retain this document for future reference. A Statement of Additional Information for the Fund dated January 1, 1995, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge from the Fund's Principal Underwriter, Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The sponsor and manager of the Fund and the administrator of the Portfolio is Eaton Vance Management, 24 Federal Street, Boston, MA 02110 (the "Manager"). The Portfolio's investment adviser is Lloyd George Management (Hong Kong) Limited (the "Adviser"). The principal business address of the Adviser is 3808 One Exchange Square, Central, Hong Kong.

------------------------------------------------------------------------------
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
      COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                                                  TABLE OF CONTENTS
                                                   Page                                                 Page
Shareholder and Fund Expenses  ....................   2  How to Buy Fund Shares ........................  21
The Fund's Financial Highlights  ..................   3  How to Redeem Fund Shares  ....................  24
The Fund's Investment Objective  ..................   5  Reports to Shareholders  ......................  25
The Portfolio's Investment Opportunities                 The Lifetime Investing Account/Distribution
  in the China Region .............................   5    Options  ....................................  25
How the Fund and the Portfolio Invest                    The Eaton Vance Exchange Privilege  ...........  26
  their Assets  ...................................  10  Eaton Vance Shareholder Services  .............  27
Special Investment Methods and Risk Factors .......  11  Distributions and Taxes  ......................  29
Organization of the Fund and the Portfolio  .......  15  Performance Information  ......................  30
Management of the Fund and the Portfolio  .........  17  Statement of Intention and Escrow Agreement  ..  31
Distribution Plan  ................................  20  Appendix A -- Additional Information about
Valuing Fund Shares ...............................  21    Investment Methods ..........................  32

------------------------------------------------------------------------------
                       PROSPECTUS DATED JANUARY 1, 1995

SHAREHOLDER AND FUND EXPENSES <F1>
---------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                         4.75%
  Sales Charges Imposed on Reinvested Distributions                                                      None
  Redemption Fees                                                                                        None
  Exchange Fees                                                                                          None
  Contingent Deferred Sales Charges (on purchases of $1 million or more) Imposed on
    Redemptions During the First Eighteen Months (as a percentage of redemption
    proceeds exclusive of all reinvestments and capital appreciation in the account)<F2>                 1.00%

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
(as a percentage of average daily net assets)
  Management Fees (including management fees paid by the Fund and investment advisory and administration fees paid by the Portfolio of 0.25%, 0.74% and
    0.25%, respectively)                                                                                1.24%
  Rule 12b-1 Fees                                                                                       0.50%
  Other Expenses                                                                                        0.38%
                                                                                                        ----
    Total Operating Expenses                                                                            2.12%
                                                                                                        ====
EXAMPLE                                                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------                                                                   ------     -------     -------     --------
An investor would pay the following expenses (including initial maximum sales charge) on a $1,000 investment, assuming (a) 5% annual return and
(b) redemption at the end of each period:                                  $68         $111        $156        $281

Notes:

<F1> The purpose of the table and Example is to summarize the aggregate expenses of the Fund and the Portfolio and to assist investors in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. The Trustees of the Trust have determined that the aggregate expenses of the Fund and the Portfolio may be greater, but in no event materially greater, than the expenses which would have been incurred had the Fund made a direct investment in the securities held by the Portfolio. The costs and expenses in the table and Example are based on the Fund's and the Portfolio's fiscal year ended August 31, 1994. The table and Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. For further information regarding the expenses of both the Fund and the
     Portfolio see "The Fund's Financial Highlights", "Organization of the Fund and the Portfolio", "Management of
     the Fund and the Portfolio", "How to Redeem Fund Shares" and "Distribution Plan". Because the Fund makes payments under its Distribution Plan adopted under Rule 12b-1, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of
     Securities Dealers, Inc. See "Distribution Plan". Other investment companies with different distribution arrangements are investing in the Portfolio and additional such companies may do so in the future. See
     "Organization of the Fund and the Portfolio".
<F2> If shares were purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 18 months after the end of the calendar month in which the purchase was made, a contingent deferred sales charge of 1% will be imposed on such redemption. See
     "How to Buy Fund Shares", "How to Redeem Fund Shares" and "Eaton Vance Shareholder Services".


THE FUND'S FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
The following information should be read in conjunction with the financial statements included in the Statement of Additional Information, all of which has been so included in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by contacting the Fund's Principal Underwriter, Eaton Vance Distributors, Inc.
------------------------------------------------------------------------------

                                                                                               FOR THE
                                                                                             PERIOD FROM
                                                                              FOR THE      OCTOBER 28, 1992
                                                                            YEAR ENDED    (START OF BUSINESS)
                                                                          AUGUST 31, 1994   AUGUST 31, 1993
                                                                          ---------------  ------------------
NET ASSET VALUE, beginning of period ........................................   $ 12.450       $ 10.000
                                                                                --------       --------
Income from investment operations:
  Net investment loss .......................................................   $ (0.026)      $ (0.029)
  Net realized and unrealized gain on investments ...........................      3.336          2.479<F2>
                                                                                --------       --------
    Total income from investment operations .................................   $  3.310       $  2.450
                                                                                --------       --------
Less distributions:
  Distributions in excess of net realized gain on investment transactions ....  $ (0.050)      $    --
                                                                                --------       --------

NET ASSET VALUE, end of period ...............................................  $ 15.710       $ 12.450
                                                                                ========       ========

TOTAL RETURN<F3>..............................................................     26.56%          24.50%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period  (000 omitted)....................................  $316,229       $154,317
  Ratio of net expenses to average net assets <F4>............................      2.12 %         2.47 %<F1>
  Ratio of net investment loss to average net assets .........................     (0.28)%        (0.69)%<F1>

<F1> Annualized.
<F2> The amount is not in accord with the net realized and unrealized gain for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
<F3> Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.
<F4> Includes the Fund's share of Greater China Growth Portfolio's allocated expenses.

    2 Maps

    One Map of the China Region and the other of China's Special Economic Zones.

THE FUND'S INVESTMENT OBJECTIVE
------------------------------------------------------------------------------
EV TRADITIONAL GREATER CHINA GROWTH FUND (THE "FUND") IS A DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST"). THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL APPRECIATION. IT SEEKS TO MEET ITS INVESTMENT OBJECTIVE BY INVESTING ITS ASSETS IN THE GREATER CHINA GROWTH PORTFOLIO (THE "PORTFOLIO"), A SEPARATE REGISTERED INVESTMENT COMPANY WHICH INVESTS PRIMARILY IN EQUITY SECURITIES OF COMPANIES WHICH, IN THE OPINION OF THE INVESTMENT ADVISER, WILL BENEFIT FROM THE ECONOMIC DEVELOPMENT AND GROWTH OF THE PEOPLE'S REPUBLIC OF CHINA ("CHINA"). A significant percentage of the Portfolio's assets will be invested in the securities markets of countries in the China region, consisting of Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, the "China Region").

    The Fund is intended for long-term investors and is not intended to be a complete investment program. A prospective investor should take into account personal objectives and other investments when considering the purchase of Fund shares. The Fund cannot assure achievement of its investment objective. See "How the Fund and the Portfolio Invest their Assets" for further information. The investment objective of the Fund and the Portfolio are nonfundamental. See "Organization of the Fund and the Portfolio -- Special Information on the Fund/Portfolio Investment Structure" for further information. In addition, investments in issuers of the China Region involve risks not typically associated with issuers in the United States. See "Special Investment Methods and Risk Factors" for further information.

THE PORTFOLIO'S INVESTMENT OPPORTUNITIES IN THE HINA REGION
------------------------------------------------------------------------------
THE FOLLOWING IS A GENERAL DISCUSSION OF THE ECONOMIES AND SECURITIES MARKETS IN WHICH THE PORTFOLIO MAY INVEST. There can be no assurance that the Portfolio will be able to capitalize on the factors described herein. Opinions expressed herein are the good faith opinions of the Portfolio's investment adviser, Lloyd George Management (Hong Kong) Limited (the "Adviser"). Unless otherwise indicated, all amounts are expressed in United States dollars.

    Over the past twenty years the performance of the major Asian securities markets has generally been better than that of markets in Europe and the United States. In the past five years, the newly emerging securities markets of the China Region have demonstrated significant growth in market capitalization, in numbers of listed securities and in the volume of transactions. Over the same period, the underlying economies of the region have grown against a background of the high savings rates characteristic of many Asian societies and generally moderate inflation. According to the Asian Development Bank forecasts, the economies of Southeast Asia, excluding Japan, are forecast to grow by 7.2% in 1995.

    The following graph shows the average growth in gross domestic product ("GDP") from 1989 to 1994 for the main countries in Southeast Asia, compared with the United States.


    Bar chart showing the Average Gross Domestic Product Growth for the years 1989-1994 in percentages for the following countries, Thailand, China, Maylasia, Singapore, South Korea, Indonesia, Taiwan, Hong Kong, Philippines, United States. Source: Lloyd George Management (Hong Kong) Limited.


A PARTICULARLY SIGNIFICANT FACTOR WITHIN THE REGION OVER THE LAST 13 YEARS HAS BEEN THE INCREASING INFLUENCE WHICH CHINA HAS HAD IN THE DETERMINATION OF THE ECONOMIC DEVELOPMENT OF CERTAIN COUNTRIES. This influence has been principally in providing manufacturing facilities, a market for goods and services, and in creating a demand for export outlets, both directly and indirectly.

    The stages of China's economic development are discussed below. The effect by 1992 was an increase in economic integration among the countries in the China Region. The links between China and Hong Kong, between China and Taiwan and between China and other countries within the region, where there is a significant Chinese element of the population, have by now been strengthened to a degree which makes a reversal unlikely. Moreover, although these links have been developed to a stage where economic co-operation in trade operates smoothly, the full potential of the market, both in terms of domestic consumption and of export growth, has hardly begun to be realized. It is based upon this potential that the Manager and Adviser perceive an investment opportunity that may be exploited by the Fund and the Portfolio.

CHINA -- CHINA'S POPULATION, ESTIMATED AT 1.3 BILLION, IS THE HIGHEST OF ANY COUNTRY IN THE WORLD. China has had for many centuries a well deserved reputation for being closed to foreigners, with trade with the outside world being carried on under terms of extreme restriction and under central control. Such conditions were maintained in the first thirty years of the Communist regime which began in 1949; however there have been several stages of evolution, from the institution of an industrialization program in the 1950s to a modernization policy commencing in 1978 which combined economic development with the beginnings of opening the country.

    The economic reform plan thus begun was designed to bring in foreign investment capital and technological skills. The result has been a move towards a more mixed economy away from the previous centrally planned economy. The process of devolving responsibility for all aspects of enterprise to local management and authorities continues, even though the system of socialism with Chinese characteristics involves considerable influence by the central government on production and marketing.

    The economic plans covering the last decade of the century include objectives to quadruple the country's 1980 industrial and agricultural output by the year 2000, to increase the export element of the economy and to continue to open the country with further development of the designated special investment areas. Average annual GDP growth rate between 1988 and 1993 was 9.08%. The current Five Year Plan anticipates an annual growth rate of 6%, but some senior leaders have called for this to be increased significantly.

    In order to attract foreign investment China has since 1978 designated certain areas of the country where overseas investors can receive special investment incentives and tax concessions. There are five Special Economic Zones (Shenzhen, Shantou and Zhuhai in Guangdong Province, Xiamen in Fujian Province and Hainan Island, which itself is a province). Fourteen coastal cities have been designated as "open cities" and certain Open Economic Zones have been established in coastal areas. Shanghai has established the Pudong New Area. Twenty-seven High and New Technology Industrial Development Zones have been approved where preferential treatment is given to enterprises which are confirmed as technology intensive.

AS A RESULT, FOREIGN DIRECT INVESTMENT IN CHINA HAS INCREASED SUBSTANTIALLY IN THE LAST TEN YEARS. The contracted value of foreign investment in China was over $122 billion in 1993, an increase from $57 billion in 1992. The "New Industrialized Economics" have accounted for over 70% of this total. Investment by Taiwan in Fujian Province continues to grow. Most of Hong Kong's manufacturing investment has been in Guangdong Province, and more than 2.5 million workers are now employed in the Province working for Hong Kong companies.

    Since the beginning of 1992, China has indicated a willingness to speed up reform of the economy. GDP grew by 13.4% in 1993 with gross industrial output rising by 21%. Most notably among the high echelons of the Chinese leadership, Deng Xiaoping has made a number of vigorously pro-reform statements since he visited Shenzhen in January 1992 to demonstrate support for the way in which the province of Guangdong is conducting its affairs. Other senior Chinese Leaders have reaffirmed the principle of economic reform.

    Exports continue to rise strongly, although China remains vulnerable to United States economic conditions and possible trade sanctions, unless it liberalizes current import restrictions and improves its human rights record. However, imports are also expected to rise and may outstrip exports in terms of growth rates.

    1993 figures show the extent to which Southeast China, and Guangdong Province in particular, is ahead of the rest of the country in economic performance. Its industrial output grew by over 50.5% during 1993; exports increased by more than 11.8% during 1993 following a 34% growth in 1992. In 1993 Guangdong Province accounted for some 40.7% of total exports and for more than 10.3% of GDP although having only 5.5% of the population.

THERE ARE CURRENTLY TWO OFFICIALLY RECOGNIZED SECURITIES EXCHANGES IN CHINA -- THE SHANGHAI SECURITIES EXCHANGE WHICH OPENED IN DECEMBER 1990 AND THE SHENZHEN STOCK EXCHANGE WHICH OPENED IN JULY 1991. Shares traded on these Exchanges are of two types -- "A" shares which can be traded only by Chinese investors and "B" shares which can be traded only by individuals and corporations not resident in China.

    In Shanghai, all "B" Shares are denominated in Chinese renminbi ("RMB") but all transactions in "B" Shares must be settled in US dollars, and all distributions made on "B" Shares are payable in US dollars, the exchange rate being the weighted average exchange rate for the US dollar as published by the Shanghai Foreign Exchange Adjustment Centre. In Shenzhen, the purchase and sale prices for "B" Shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" Shares are calculated in RMB but payable in Hong Kong dollars, the rate of exchange being the average rate published by the Shenzhen Foreign Exchange Adjustment Centre. There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" Shares, subject to the payment of taxes imposed by China thereon.

    Company law relating to companies limited by shares and regulations regarding the issuing of shares by equity joint ventures have not yet been developed on a national basis. The Shenzhen municipality issued regulations in 1992 relating to joint stock companies, and the Shanghai municipality has a draft joint stock company law under review. Regulations governing the trading of securities on both the Shenzhen and the Shanghai stock exchanges have been issued by each municipality; there is no national securities legislation as yet.

    As of December 15, 1994, 171 companies had shares listed on The Shanghai Securities Exchange, of which 32 also had "B" Shares listed. The total market capitalization of the "B" Shares of these companies as at that date (which includes equities and bonds) was approximately U.S. $1.52 billion. As of the same date, 114 companies had shares listed on The Shenzhen Stock Exchange, of which 22 also had "B" Shares listed. The total market capitalization of the "B" Shares at that date was approximately HK $4.841 billion (U.S. $625.6 million).

HONG KONG -- AS A TRADE ENTREPOT AND FINANCE CENTER, HONG KONG'S VIABILITY HAS BEEN INEXORABLY LINKED TO MAINLAND CHINA SINCE THE ESTABLISHMENT OF THE COLONY IN 1841. HONG KONG REMAINS CHINA'S LARGEST TRADE PARTNER AND ITS LEADING FOREIGN INVESTOR. In 1993, visible trade between Hong Kong and China exceeded $32.6 billion, while Hong Kong accounts for approximately 34% of external investment in China.

    In the last two decades there has been a structural change in Hong Kong's economy, with growth in the services sector outpacing manufacturing growth. With more and more labor intensive manufacturing relocating to Southern China, Hong Kong has developed its services sector, which in 1993 contributed 72.5% of Gross Domestic Product.

    In recent years large numbers of Hong Kong based companies have set up factories in the southern province of Guangdong, where it is estimated that Hong Kong companies employ between 2.5 and 3 million workers. The low cost of setting up a factory in China and low wage rates have been the primary attractions. While few Hong Kong companies in the service sector derive the majority of their sales from China, activity there is increasing notably in the construction, utilities, communications and tourism sectors. Examples include China Light and Power, Hong Kong Telecom and Hopewell Holdings. Although less noticeable than Hong Kong's investment in China, there has been considerable growth in Chinese investment in Hong Kong over the last decade and particularly in the last five years. In contrast to Japanese investment, Chinese investment in Hong Kong typically involves the purchase of stakes in existing companies. This has traditionally been in the banking and import/ export sectors. Recently, investment in property, manufacturing and infrastructure projects has increased. The most active Chinese enterprise in Hong Kong, the Bank of China Group, is the second largest banking group in Hong Kong. Much as China has become the manufacturing capital for Hong Kong companies, Hong Kong is the primary funding center for the development of China through direct investment, syndicated loans, commercial paper and share issues in Hong Kong by Chinese companies.

    In view of the growing economic interaction between Hong Kong and Southern China, it is increasingly meaningful to consider the concept of a Greater Hong Kong economy consisting of Hong Kong and Guangdong Province, with a combined population of 66 million and average per capita GDP of $1,500 per year. Given the human, financial and technological resources in Hong Kong and the low wage rates and infrastructural requirements of China, the economic rationale for further integration of the two economies is considerable. In ensuring the role of Hong Kong in the economy of Southern China, the challenge of policy makers in Hong Kong is to see that the colony's infrastructure is capable of accommodating the sustained 15% annual growth of the Guangdong economy, and with it increasing trade and investment flows. Towards this end, the Hong Kong government in 1989 unveiled PADS, the Port and Airport Development Strategy. The project, estimated to cost $21 billion, is designed to allow Hong Kong's cargo handling capacity to increase by four times between 1988 and 2011 and its air traffic handling capacity to increase from 15 million passengers in 1988 to 50 million in 2011. Representatives of the Hong Kong and Chinese governments are currently discussing the future of the PADS project and its financing.

    In the past, political considerations have hindered closer economic integration between Hong Kong and China. It was largely in response to the United Nations embargo on trade with China in the 1950s and 1960s that Hong Kong developed a significant manufacturing base. In the last several years, however, there has been an improvement in relations between China and Hong Kong. In September 1991, Hong Kong and China concluded the Sino-British Memorandum of Understanding, providing a framework for the PADS project. Of even greater importance, the Basic Law, the outline for Hong Kong's government post 1997, calls for Hong Kong's capitalist system to remain intact for an additional fifty years after 1997 and sets out details for the integration of Hong Kong into China after 1997.

TAIWAN -- BETWEEN 1960 AND 1994, TAIWAN'S GNP GREW FROM LESS THAN $2 BILLION TO OVER $240 BILLION. The economic growth has been accompanied by a transformation of domestic production from labor intensive to capital intensive industries in the 1970s and finally to higher technology industries in the 1980s. With over $85 billion, Taiwan has the world's largest foreign exchange reserves. Taiwan companies continue to be attracted by China's low labor costs, inexpensive land and less rigid environmental rules. It is estimated that accumulated Taiwanese investment in China exceeds $3 billion. Taiwanese listed companies include a number which invested indirectly in China, primarily in the textiles, food and rubber industries. Given the proximity of Taiwan to China, the cultural homogeneity and the compelling economic incentive for further investment, the primary obstacle to greater investment flows has been the prohibition by Taiwanese authorities of direct investment in China. Based on discussions with Taiwanese companies and the trend toward greater liberalization by the government of investment in China, the Adviser believes that over the next several years the scope for investment by Taiwanese companies in China will widen substantially and that many more companies listed on The Taiwan Stock Exchange Corp. will have significant interests in China.

OTHER COUNTRIES -- GIVEN THE PROXIMITY OF HONG KONG AND TAIWAN TO CHINA, AND THEIR ETHNIC AND CULTURAL TIES, THE ADVISER BELIEVES THERE WILL BE AN INCREASE IN THE NUMBER AND COMMITMENT OF LISTED COMPANIES IN THOSE TWO COUNTRIES DOING BUSINESS IN CHINA. Although less visible to the public, listed companies elsewhere in Asia are also becoming increasingly active in China.

    While Guangdong Province has been the leading recipient of foreign investment in China, there has also been considerable foreign investment by Japanese companies in the Northeastern Provinces of Liaoning, Jilin, and Heilongiang. As the major trading partner of this province, Japan is primarily manufacturing light industrial products for re-export. Major Japanese projects have been set up in the electronics and natural resources sectors in China.

    While Thailand has been traditionally known as a recipient of foreign investment, Chinese-managed listed companies in the banking, textiles and packaging sectors have indicated their intention of expanding into China. In Singapore, shipping, construction and hotel companies have been the first sectors to do business in China while several Malaysian companies in the manufacturing sector have invested in joint ventures in China. The Adviser believes that growing China exposure will enhance the earnings growth of such companies, making them attractive for investment.

    See Appendix B to the Statement of Additional Information for further information about the economic characteristics of and risks associated with investing in China Region countries.

HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS
------------------------------------------------------------------------------
THE PORTFOLIO SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH INVESTING IN A CAREFULLY SELECTED AND CONTINUOUSLY MANAGED PORTFOLIO CONSISTING PRIMARILY OF EQUITY SECURITIES OF COMPANIES WHICH, IN THE OPINION OF THE INVESTMENT ADVISER, WILL BENEFIT FROM THE ECONOMIC DEVELOPMENT AND GROWTH OF CHINA ("CHINA GROWTH COMPANIES"). A significant percentage of the Portfolio's assets will be invested in the securities markets of countries in the China Region (or Greater China), consisting of Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio will, under normal market conditions, invest at least 65% of its total assets in equity securities of China growth companies ("Greater China investments"). However, it is expected that substantially all of the Portfolio's assets will normally be invested in equity securities, warrants and equity options. China growth companies consist of companies that (a) are located in or whose securities are principally traded in a China Region country, (b)(i) have at least 50% of their assets in one or more China Region countries or (ii) derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries and (c)(i) have at least 35% of their assets in China, or (ii) derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within China or (iii) have manufacturing or other operations in China that are significant to such companies. Greater China investments are typically listed on stock exchanges or traded in the over-the-counter markets in countries in the China Region. The principal offices of these companies, however, may be located outside these countries. The Portfolio may invest 25% or more of its total assets in the securities of issuers located in any one country in the China Region. The Portfolio has invested more than 25% of its total assets in issuers located in Hong Kong, but the Adviser currently expects the Portfolio ordinarily will not invest more than 10% of its total assets in any other country.

    Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks; and convertible investment grade debt instruments. A debt security is investment grade if it is rated BBB or above by Standard & Poor's Ratings Group ("S&P") or Baa or above by Moody's Investors Service, Inc. ("Moody's") or determined to be of comparable quality by the Adviser. Debt securities rated BBB by S&P or Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The Portfolio will promptly dispose of any convertible debt instrument which is rated or determined by the Adviser to be below investment grade subsequent to acquisition by the Portfolio. Direct investments in China growth companies will not exceed 10% of the Portfolio's total assets. See "Special Investment Methods and Risk Factors -- Direct Investments" for a discussion of the risks associated with direct investments.

    In addition to its investments in equity securities, the Portfolio may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. The Portfolio will not, under normal market conditions, invest more than 35% of its total assets in equity securities other than Greater China investments, warrants, options on securities and indices, options on currency, futures contracts and options on futures, forward foreign currency exchange contracts, currency swaps and any other non-equity investments. See Appendix A and the Fund's Statement of Additional Information for a description of certain active management techniques available to the Portfolio. The Portfolio will not invest in debt securities, other than investment grade convertible debt instruments, except for temporary defensive purposes, as described below. The Portfolio will not invest more than 10% of its assets in the securities of issuers in any country outside the China Region.

    The Portfolio may, for temporary defensive purposes, invest more than 35% of its total assets in debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Portfolio. The commercial paper in which the Portfolio may invest will, at the time of purchase, be rated P-1 or better by Moody's or A-1 or better by S&P or, if unrated, will be of comparable high quality as determined by the Adviser.

SPECIAL INVESTMENT METHODS AND RISK FACTORS
------------------------------------------------------------------------------
INVESTING IN FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays.

    Since the Portfolio will, under normal market conditions, invest at least 65% of its total assets in Greater China investments, its investment performance will be especially affected by events affecting China growth companies. The value and liquidity of Greater China investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the China Region or neighboring regions. The extent of economic development, political stability and market depth of different countries in the China Region varies widely. Certain China Region countries, including China, Indonesia, Malaysia, the Philippines and Thailand, are either comparatively underdeveloped or in the process of becoming developed. Greater China investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, developing countries may have relatively unstable governments and economies based on only a few industries. Given the Portfolio's investments, the Portfolio will likely be particularly sensitive to changes in China's economy as the result of any reversals of economic liberalization, political unrest or changes in China's trading status.

SECURITIES TRADING MARKETS. THE SECURITIES MARKETS IN THE CHINA REGION ARE SUBSTANTIALLY SMALLER, LESS LIQUID AND MORE VOLATILE THAN THE MAJOR SECURITIES MARKETS IN THE UNITED STATES. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities. Similarly, volume and liquidity in the bond markets in the China Region are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in the China Region may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid China Region securities markets, the Portfolio's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Portfolio's inability to dispose fully and promptly of positions in declining markets will cause the Portfolio's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, China Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

    The Chinese, Hong Kong and Taiwan stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as efficiently as their counterparts in the United States and other more developed securities markets.

THE PORTFOLIO WILL INVEST IN CHINA REGION COUNTRIES WITH EMERGING ECONOMIES OR SECURITIES MARKETS. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Portfolio's investments in those countries and the availability to the Portfolio of additional investments in those countries.

    The exchanges on which the Portfolio may purchase securities in the China Region which are believed to provide sufficiently liquid markets so that the securities acquired by the Portfolio on such markets need not be considered illiquid securities currently include: Hong Kong -- The Stock Exchange of Hong Kong Limited; South Korea -- The Korea Stock Exchange; Malaysia -- The Kuala Lumpur Stock Exchange; Singapore -- The Stock Exchange of Singapore Limited; Taiwan -- The Taiwan Stock Exchange Corp.; Thailand -- The Securities Exchange of Thailand; Indonesia -- The Jakarta Stock Exchange; Philippines -- The Manila and Makati Stock Exchange; China -- The Shanghai Securities Exchange and The Shenzhen Stock Exchange.

ECONOMIES OF COUNTRIES IN THE CHINA REGION MAY DIFFER FAVORABLY OR UNFAVORABLY FROM THE U.S. ECONOMY IN SUCH RESPECTS AS RATE OF GROWTH OF GROSS NATIONAL PRODUCT, RATE OF INFLATION, CAPITAL REINVESTMENT, RESOURCE SELF-SUFFICIENCY AND BALANCE OF PAYMENTS POSITION. As export-driven economies, the economies of countries in the China Region are affected by developments in the economies of their principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

    China governmental actions can have a significant effect on the economic conditions in the China Region, which could adversely affect the value and liquidity of the Portfolio's investments. Although the Chinese Government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

    China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May, 1992. Prior to the introduction of such regulations Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Portfolio, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the Chinese legal system develops, the promulgation of new laws, changes to existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Portfolio. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally.

DIRECT INVESTMENTS. The Portfolio may invest up to 10% of its total assets in direct investments in China growth companies. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Portfolio will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Portfolio with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Portfolio's investment in the enterprise. Such a representative of the Portfolio will be expected to provide the Portfolio with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

    Certain of the Portfolio's direct investments, particularly in China, will probably include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Adviser does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Portfolio's direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. Such direct investments may be made in entities that are reasonably expected in the foreseeable future to become China growth companies, either by expanding current operations or establishing significant operations in China.

    Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Portfolio. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. In addition, in the event the Portfolio sells unlisted securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities.

LENDING OF PORTFOLIO SECURITIES. The Portfolio may seek to earn additional income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Adviser to be sufficiently creditworthy and when, in the judgment of the Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities.

OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the Adviser or the Manager that have the characteristics of closed-end investment companies. The Portfolio may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio.

PORTFOLIO TURNOVER. While it is the policy of the Portfolio to seek long-term capital appreciation, and generally not to engage in trading for short-term gains, the Portfolio will effect portfolio transactions without regard to its holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry, or in light of general market, economic or political conditions. Accordingly, the Portfolio may engage in short-term trading under such circumstances. Portfolio expenses increase with turnover of securities. It is anticipated that the annual portfolio turnover rate of the Portfolio will be not more than 100%.

CERTAIN INVESTMENT POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote, respectively. Among these fundamental restrictions, neither the Fund nor the Portfolio may
(1) borrow money except from banks or through reverse repurchase agreements and in an amount not exceeding one-third of its total assets; or (2) with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government securities or, in the case of the Fund, interests in the Portfolio, or acquire more than 10% of the outstanding voting securities of any one issuer. Except with respect to the Portfolio's borrowing limitation, investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy the Portfolio will invest less than 25% of its total assets in the securities, other than U.S. Government securities, of issuers in any one industry. However, the Portfolio is permitted to invest 25% or more of its total assets in (i) the securities of issuers located in any one country in the China Region and (ii) assets denominated in the currency of any one country.

    Except for the fundamental investment restrictions and policies specifically identified above and those enumerated in the Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. If any changes were made, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund.

    As a matter of nonfundamental policy, neither the Fund nor the Portfolio
(i) intends to borrow for leverage purposes or may purchase any securities if, at the time of such purchase, permitted borrowings exceed 5% of the value of the Portfolio's or the Fund's total assets, as the case may be, or (ii) is permitted to invest more than 15% of its net assets in unmarketable securities, over-the-counter options, repurchase agreements maturing in more than seven days and other illiquid securities. Although otherwise permissible under the Fund's investment restrictions, the Fund has no present intention of investing its assets in securities or instruments other than interests in the Portfolio and cash.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
EV TRADITIONAL GREATER CHINA GROWTH FUND IS A DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED, AND IS THE SUCCESSOR TO A MASSACHUSETTS CORPORATION WHICH COMMENCED ITS INVESTMENT COMPANY OPERATIONS IN 1954. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Fund has one class of shares of beneficial interest, an unlimited number of which may be issued. Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Fund and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

GREATER CHINA GROWTH PORTFOLIO (THE "PORTFOLIO"), IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK, AND IS TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable Federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

    SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. Investors should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in an interest in the Portfolio, which is a separate investment company with an identical investment objective. Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. As a result of the Fund's investment in the Portfolio, the Fund's aggregate expenses, including its allocable share of expenses of the Portfolio, may be higher than if the Fund were organized as an historically structured mutual fund. For information regarding the investment objective, policies and restrictions of the Portfolio, see "How the Fund and the Portfolio Invest their Assets" and "Special Investment Methods and Risk Factors." Further information regarding the investment practices of the Portfolio may also be found in the Statement of Additional Information.

    The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $500 million.

    The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio. Any such change of the investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing all the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

    Information regarding the availability of other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110 (617) 482-8260. Smaller funds investing in the Portfolio may be adversely affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.

    Until recently, the Manager sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.

    The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for Federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of such Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

    One independent Trustee of the Portfolio also serves as a Trustee of the Trust. The Trustees of the Trust and the Portfolio have adopted written procedures for resolution of conflicts of interest which might arise as a result of the existence of one common independent Trustee on the two boards. For further information concerning the Trustees and officers of each of the Trust and the Portfolio, see the Statement of Additional Information.


MANAGEMENT OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
EATON VANCE MANAGEMENT ("EATON VANCE") ACTS AS THE SPONSOR AND MANAGER OF THE FUND AND THE ADMINISTRATOR OF THE PORTFOLIO. THE PORTFOLIO HAS ENGAGED LLOYD GEORGE MANAGEMENT (HONG KONG) LIMITED (THE "ADVISER") AS ITS INVESTMENT ADVISER. The Adviser, acting under the supervision of the Portfolio's Trustees, manages the Portfolio's investments and affairs. The Portfolio is co-managed by Robert Lloyd George and Scobie Dickinson Ward.

    The Adviser, which maintains an office in Hong Kong, is a corporation formed on September 27, 1991 under the laws of Hong Kong. The Adviser is registered as an investment adviser with the Securities and Exchange Commission the ("Commission"). The Adviser is a subsidiary of Lloyd George Management (B.V.I.) Limited ("LGM"). LGM and its subsidiaries act as investment adviser to various individual and institutional clients with total assets under management of more than $1 billion.

    LGM specializes in providing investment management services with respect to equity securities of companies trading in Asian securities markets, especially those of emerging markets. LGM currently manages portfolios for both private clients and institutional investors seeking long-term capital growth. LGM's core investment team consists of ten experienced investment professionals who have worked together over a number of years successfully managing client portfolios in non-U.S. stock markets. The team has a unique knowledge of, and experience with, Asian emerging markets. LGM is ultimately controlled by the Hon. Robert J.D. Lloyd George, President and Trustee of the Portfolio and Chairman and Chief Executive Officer of the Adviser. LGM's only business is portfolio management. Eaton Vance's parent is a shareholder of LGM.

    LGM and the Adviser have adopted a conservative management style, providing a blend of Asian and multinational expertise with the most rigorous international standards of fundamental security analysis. Although focused primarily in Asia, LGM and the Adviser maintain a network of international contacts in order to monitor international economic and stock market trends and offer clients a global management service.

THE HONOURABLE ROBERT LLOYD GEORGE. Chairman. Born in London in 1952 and educated at Eton College, where he was a King's Scholar, and at Oxford University. Prior to founding LGM, Mr. Lloyd George was Managing Director of Indosuez Asia Investment Services Ltd., which, under his supervision, grew in assets under management to over $1 billion from 1984 to 1991. Much of this growth was based on the successful launch of such products as the Asian Growth Fund (1984), Pacific Gold Fund (1986), Siam Fund (1988), Malacca Fund (1989), Manila Fund (1989) and the Himalayan Fund (1990).

    In 1983 Mr. Lloyd George launched and managed the Henderson Japan Special Situations Trust. Prior to that he spent four years with the Fiduciary Trust Company of New York researching international securities, in the United States and Europe, for the United Nations Pension Fund. Mr. Lloyd George is the author of numerous published articles and two books -- "A Guide to Asian Stock Markets" (Longmans, Hong Kong, 1989) and "The East West Pendulum" (Woodhead - Faulkner, Cambridge, 1991).

WILLIAM WALTER RALEIGH KERR. Finance Director and Chief Operating
Officer. Born in 1950 and educated at Ampleforth and Oxford. Mr. Kerr qualified as a Chartered Accountant at Thomson McLintock & Co. before joining The Oldham Estate Company plc as Financial Controller. Prior to joining LGM, Mr. Kerr was a Director of Banque Indosuez's corporate finance subsidiary, Financiere Indosuez Limited, in London. Prior to that Mr. Kerr worked for First Chicago Limited.

MICHAEL TZE-HAU LEE. Director. Born in Hong Kong in 1961 and educated at Bowdoin College, Maine, and at Boston University School of Management where he obtained an MBA. Mr. Lee became a director of Indosuez Asia Investment Services Ltd. in 1987. Prior thereto Mr. Lee worked as an assistant to the President of Elder Care Services in the United States. Mr. Lee is also a Director of Hysan Development Company Ltd., a public company listed on The Hong Kong Stock Exchange. Mr. Lee is fluent in the Cantonese dialect of the Chinese language.

SCOBIE DICKINSON WARD. Director. Born in 1966, cum laude graduate of both Phillips Academy Andover, and Harvard College. Mr. Ward joined Indosuez Asia Investment Services in 1989, where he managed the $100 million Himalayan Fund, and the Indosuez Tasman Fund, investing in Australia and New Zealand. Messrs. Ward and Lloyd George manage Eaton Vance's Emerging Markets Portfolio and South Asia Portfolio (which invests in India and the Indian subcontinent).

M. F. TANG. Director. Born in 1946 and educated in Hong Kong. Mr. Tang is a Fellow of the Chartered Association of Certified Accountants. Mr. Tang joined LGM having worked for Australian Mutual Provident Society in Sydney where he was a Portfolio Manager responsible for Asian Equities. Prior thereto Mr. Tang worked for Barclays Australia Investment Services Ltd. From 1978 to 1986 Mr. Tang worked for Barings International Investment Management and prior to that he spent six years with Peat Marwick Mitchell & Co. Mr. Tang is fluent in the Cantonese and Mandarin dialects of the Chinese language.

    The Adviser, acting under the general supervision of the Board of Trustees of the Portfolio, manages the investment of the Portfolio's assets. Under its investment advisory agreement with the Portfolio, the Adviser receives a monthly advisory fee of 0.0625% (equivalent to 0.75% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. As at August 31, 1994, the Portfolio had net assets of $732,612,677. For the fiscal year ended August 31, 1994, the Portfolio paid the Adviser advisory fees equivalent to 0.74% (annualized) of the Portfolio's average daily net assets for such period. The Adviser also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio.

    The Adviser places the portfolio securities transactions of the Portfolio with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, the Adviser may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions.

EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931. EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $15 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties. Eaton Vance Corp. also owns 2% of the A Shares and 20% of the Preferred Shares issued by LGM.

    Eaton Vance, acting under the general supervision of the Boards of Trustees of the Trust and the Portfolio, manages and administers the business affairs of the Fund and the Portfolio. Eaton Vance's services include monitoring and providing reports to the Trustees of the Trust and the Portfolio concerning the investment performance achieved by the Adviser for the Portfolio, recordkeeping, preparation and filing of documents required to comply with Federal and state securities laws, supervising the activities of the transfer agent of the Fund and the custodian of the Portfolio, providing assistance in connection with Trustees' and shareholders' meetings and other management and administrative services necessary to conduct the business of the Fund and the Portfolio. Eaton Vance does not provide any investment management or advisory services to the Portfolio or the Fund. Eaton Vance also furnishes for the use of the Fund and the Portfolio office space and all necessary office facilities, equipment and personnel for managing and administering the business affairs of the Fund and the Portfolio.

    Under its management contract with the Fund, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Fund up to $500 million, which fee declines at intervals above $500 million. As of August 31, 1994, the Fund had net assets of $316,229,250. For the fiscal year ended August 31, 1994, Eaton Vance earned management fees equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period. In addition, under its administration agreement with the Portfolio, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. For the fiscal year ended August 31, 1994, Eaton Vance earned administration fees from the Portfolio equivalent to 0.25% (annualized) of the Portfolio's average daily net assets for such period. The combined advisory, management and administration fees payable by the Fund and the Portfolio are higher than similar fees charged by most other investment companies.

    The Fund and the Portfolio, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by the Adviser under the investment advisory agreement or Eaton Vance under the management contract or the administration agreement. Such costs and expenses to be borne by each of the Fund or the Portfolio, as the case may be, include, without limitation, custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to shareholders and investors; proxy statements, and other expenses of shareholders' or investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance or the Adviser; and investment advisory, management and administration fees. The Fund or the Portfolio, as the case may be, will also each bear expenses incurred in connection with litigation in which the Fund or the Portfolio, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto.

DISTRIBUTION PLAN
------------------------------------------------------------------------------
IN ADDITION TO MANAGEMENT FEES AND OTHER EXPENSES, THE FUND PAYS FOR CERTAIN EXPENSES PURSUANT TO A DISTRIBUTION PLAN (THE "PLAN") DESIGNED TO MEET THE REQUIREMENTS OF RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). The Plan provides that the Fund will pay a monthly distribution fee to the Principal Underwriter in an amount equal to the aggregate of (a) .50% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for less than one year and (b) .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. Aggregate payments to the Principal Underwriter under the Plan are limited to those permissible, pursuant to a rule of the National Association of Securities Dealers, Inc. For the fiscal year ended August 31, 1994, the Fund paid distribution fees under the Plan to the Principal Underwriter representing 0.46% (annualized) of the Fund's average daily net assets.

    The Plan also provides that the Fund will pay a quarterly service fee to the Principal Underwriter in an amount equal on an annual basis to .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year; from such service fee the Principal Underwriter expects to pay a quarterly service fee to financial service firms ("Authorized Firms"), as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such Firms which have remained outstanding for more than one year. The Trustees of the Trust have implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter not to exceed on an annual basis .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. Service fee payments to Authorized Firms will be in addition to sales charges on Fund shares which are reallowed to such Firms. To the extent that the entire amount of such service fee payments are not paid to such Firms, the balance will serve as compensation for personal and account maintenance services furnished by the Principal Underwriter. The Principal Underwriter may realize a profit from these arrangements. If the Plan is terminated or not continued in effect, the Fund has no obligation to reimburse the Principal Underwriter for amounts expended by the Principal Underwriter in distributing shares of the Fund. For the fiscal year ended August 31, 1994, the Fund made service fee payments under the Plan equivalent to 0.04% (annualized) of the Fund's average daily net assets for such year.

VALUING FUND SHARES
------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 P.M. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT") (as agent for the Fund), in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests substantially all of its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

    Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

    The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio, with special provisions for valuing debt obligations, short-term investments, foreign securities, direct investments, hedging instruments and assets not having readily available market quotations, if any. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information. Eaton Vance Corp. owns 77.3% of the outstanding stock of IBT, the Fund's and the Portfolio's custodian.

------------------------------------------------------------------------------
SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE.
------------------------------------------------------------------------------

HOW TO BUY FUND SHARES
------------------------------------------------------------------------------

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The Fund receives the net asset value, while the sales charge is divided between the Authorized Firm and the Principal Underwriter. The Principal Underwriter will furnish the names of Authorized Firms to an investor upon request. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

    The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period, the type of investor or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention, Right of Accumulation, or various employee benefit plans are available from Authorized Firms or from the Principal Underwriter.

    The current sales charges are:

                                                                    SALES CHARGE           SALES CHARGE          DEALER DISCOUNT
                                                                  AS PERCENTAGE OF       AS PERCENTAGE OF       AS PERCENTAGE OF
AMOUNT OF PURCHASE                                                 AMOUNT INVESTED        OFFERING PRICE         OFFERING PRICE
------------------                                                 ---------------       ----------------       ----------------
Under $100,000 .................................................        4.99%                  4.75%                  4.00%
$100,000 but less than $250,000 ................................        3.90                   3.75                   3.15
$250,000 but less than $500,000 ................................        2.83                   2.75                   2.30
$500,000 but less than $1,000,000 ..............................        2.04                   2.00                   1.70
$1,000,000 or more .............................................          0<F1>                  0<F1>                  0<F2>

<F1> No sales charge is payable at the time of purchase on investments of $1 million or more. A contingent deferred sales charge ("CDSC") of 1% will be imposed on such investments, as described below, in the event of certain redemption transactions within 18 months of purchase. The CDSC will be waived on redemptions by employee retirement plans organized under the Internal Revenue Code relating to distributions to plan participants or beneficiaries upon retirement, disability or death.

<F2> The Principal Underwriter may pay a commission to Authorized Firms who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, 0.20% on the next $2 million and 0.08% on the excess over $5 million.

    The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, such Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell a minimum dollar amount of the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives are expected to sell significant amounts of shares.

    An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's Transfer Agent as follows: The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Draft Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

    Shares of the Fund may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to officers and employees and clients of Eaton Vance, the Adviser and their respective affiliates; to registered representatives and employees of Authorized Firms; bank employees who refer customers to registered representatives of Authorized Firms; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Shares may also be issued at net asset value in connection with the merger of an investment company with the Fund and to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with Eaton Vance provides multiple investment services, such as management, brokerage and custody.

    No initial sales charge and no contingent deferred sales charge will be payable or imposed with respect to shares of the Fund purchased by retirement plans qualified under Section 401, 403(b) or 457 of the Internal Revenue Code ("Eligible Plans"). In order to purchase shares without a sales charge, the plan sponsor of an Eligible Plan must notify the transfer agent of the Fund of its status as an Eligible Plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party record-keepers and not by EVD. The Fund's Principal Underwriter may pay commissions to Authorized Firms who initiate and are responsible for purchases of shares of the Fund by Eligible Plans of up to 1.00% of the amount invested in such shares.

    ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Manager, in exchange for Fund shares at the applicable public offering price shown above. The minimum value of securities or securities and cash accepted for deposit is $5,000. Securities accepted will be sold by IBT as agent for the account of their owner on the day of their receipt by IBT or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

    Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

    IN THE CASE OF BOOK ENTRY:
        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Traditional Greater China Growth Fund

    IN THE CASE OF PHYSICAL DELIVERY:
        Investors Bank & Trust Company
        Attention: EV Traditional Greater China Growth Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

    Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Investors should consult their tax adviser with respect to the particular Federal, state and local tax consequences of exchanging securities for Fund shares.

-----------------------------------------------------------------------------
IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.
-----------------------------------------------------------------------------

HOW TO REDEEM FUND SHARES
------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO THE SHAREHOLDER SERVICES GROUP, INC., BOS725, P.O. BOX 1559, BOSTON, MA 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to The Shareholder Services Group, Inc. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

    Within seven days after receipt of a redemption request by The Shareholder Services Group, Inc., the Fund will make payment in cash for the net asset value of the shares as of the date determined above and reduced by the amount of any Federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

    To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

    If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption or repurchase may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

    Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $500. Prior to such a redemption, shareholders will be given 60 days written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required if the cause of the low account balance was a reduction in the net asset value of Fund shares.

    If shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 18 months after the end of the calendar month in which the purchase was made, a CDSC of 1% will be imposed on such redemption. The CDSC will be retained by the Principal Underwriter. The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or distributions that have been reinvested in additional shares. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate being charged. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

    The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within the 30-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege", the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.

REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each year, the Fund will furnish all shareholders with information necessary for preparing Federal and state income tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, THE SHAREHOLDER SERVICES GROUP, INC., WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

    Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE TO The Shareholder Services Group, Inc.

    Any questions concerning a shareholder's account or services available may also be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder of the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each confirmation statement.

    Share Option -- Dividends and capital gains will be reinvested in additional shares.

    Income Option -- Dividends will be paid in cash and capital gains will be reinvested in additional shares.

    Cash Option -- Dividends and capital gains will be paid in cash.

    The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the Federal income tax laws.

    If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

    DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

    "STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its transfer agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

-----------------------------------------------------------------------------
UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE.
-----------------------------------------------------------------------------

THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------

Shares of the Fund may currently be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of the net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in states where shares of the fund being acquired may be legally sold.

    Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

    Shares of the Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.

    The Shareholder Services Group, Inc. makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult The Shareholder Services Group, Inc. for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

    Shares of certain other funds for which Eaton Vance acts as investment adviser or administrator may be exchanged for Fund shares at their respective net asset value per share, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

    Telephone exchanges are accepted by The Shareholder Services Group, Inc. provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call The Shareholder Services Group, Inc. at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor The Shareholder Services Group, Inc. will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund may be mailed directly to The Shareholder Services Group, Inc. BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK DRAFT INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made through the shareholder's checking account via bank draft each month or quarter. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

STATEMENT OF INTENTION: Purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges.

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $100,000 or more. Shares of the Eaton Vance funds mentioned under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in the amount specified by the shareholder. A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional shares would be disadvantageous because of the sales charge included in such purchases.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST ANY PORTION OR ALL OF HIS REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE), IN SHARES OF THE FUND or, provided that the shares repurchased or redeemed have been held for at least 30 days, in shares of any of the other funds offered by the Principal Underwriter with an initial sales charge at net asset value, provided that the reinvestment is effected within 30 days after such repurchase or redemption. Shares are sold to a reinvesting shareholder at the net asset value next determined following timely receipt of a written purchase order by the Principal Underwriter or by the fund whose shares are to be purchased (or by such fund's Transfer Agent). The privilege is also available to holders of shares of the other funds offered with an initial sales charge by the Principal Underwriter who wish to reinvest such redemption or repurchase proceeds in shares of the Fund. If a shareholder reinvests redemption proceeds within the 30 day period, the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. A reinvesting shareholder may realize a gain or loss for Federal tax purposes as a result of such repurchase or redemption. Special rules may apply to the computation of gain or loss and to the deduction of loss on a repurchase or redemption followed by a reinvestment. See "Distributions and Taxes". Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:

        -- Pension and Profit Sharing Plans for self-employed individuals, corporations and nonprofit organizations;

        -- Individual Retirement Account Plans for individuals and their non-employed spouses; and

        -- 403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other nonprofit organizations meeting certain requirements of the Internal Revenue Code.

    Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the Federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

DISTRIBUTIONS. It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and (B) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years).

    Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the record date.

    The Fund's net investment income consists of the Fund's allocated share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. The Portfolio's net investment income consists of all income accrued on the Portfolio's assets, less all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. The Fund's net realized capital gains, if any, consist of the net realized capital gains (if any) allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers.

TAXES. Distributions by the Fund which are derived from the Fund's allocated share of the Portfolio's net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's distributions will generally not qualify for the dividends-received deduction for corporate shareholders.

    Capital gains referred to in clause (B) above, if any, realized by the Portfolio and allocated to the Fund for the Fund's fiscal year, which ends on August 31, will usually be distributed by the Fund prior to the end of December. Distributions by the Fund of long-term capital gains allocated to the Fund by the Portfolio are taxable to shareholders as long-term capital gains, whether paid in cash or additional shares of the Fund, regardless of the length of time Fund shares have been owned by the shareholder.

    If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of the Fund's distributions to shareholders may be affected by special tax rules governing the Portfolio's activities in options, futures and forward foreign currency exchange transactions or certain other investments.

    Certain distributions declared by the Fund in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.

    Sales charges paid upon a purchase of shares of the Fund cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent shares of the Fund or of another fund are subsequently acquired pursuant to the Fund's reinvestment or exchange privilege. In addition, losses realized on a redemption of Fund shares may be disallowed under certain "wash sale" rules if within a period beginning 30 days before and ending 30 days after the date of redemption other shares of the Fund are acquired. Any disregarded or disallowed amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

    In order to qualify as a regulated investment company under the Internal Revenue Code (the "Code"), the Fund must satisfy certain requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

    As a regulated investment company under the Code, the Fund does not pay Federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio also does not pay Federal income or excise taxes.

    Income (possibly including, in some cases, capital gains) realized by the Portfolio from certain investments and allocated to the Fund may be subject to foreign income taxes, and the Fund may make an election under Section 853 of the Code that would allow shareholders to claim a credit or deduction on their Federal income tax returns for (and treated as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio's assets, at the close of the Fund's taxable year consists of securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the shareholder's proportionate share of such taxes. Availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations under the Code.

    Shareholders will receive annually one or more Forms 1099 to assist in the preparation of their Federal and state income tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and Federal income tax (if any) withheld by the Fund's Transfer Agent.

PERFORMANCE INFORMATION
------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURN IS DETERMINED BY MULTIPLYING A HYPOTHETICAL INITIAL PURCHASE ORDER OF $1,000 BY THE AVERAGE ANNUAL COMPOUNDED RATE OF RETURN (INCLUDING CAPITAL APPRECIATION/DEPRECIATION, AND DIVIDENDS AND DISTRIBUTIONS PAID AND REINVESTED) FOR THE STATED PERIOD AND ANNUALIZING THE RESULT. The average annual total return calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The Fund may also publish annual and cumulative total return figures from time to time. The Fund may use such total return figures, together with comparisons with the Consumer Price Index, various domestic and foreign securities indices and performance studies prepared by independent organizations, in advertisements and in information furnished to present or prospective shareholders.

    The Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on the Fund's net asset value per share would be reduced if a sales charge were taken into account.

    Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered a representation of what an investment may earn or what an investor's total return may be in any future period. The Fund's investment results are based on many factors, including market conditions, the composition of the security holdings of the Portfolio and the operating expenses of the Fund and the Portfolio. Investment results also often reflect the risks associated with the particular investment objective and policies of the Fund and the Portfolio. Among others, these factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

STATEMENT OF INTENTION AND ESCROW AGREEMENT
------------------------------------------------------------------------------

TERMS OF ESCROW. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor's order.

    When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the account.

    If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to EVD any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by EVD or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to his order by the escrow agent.

    In signing the application, the investor irrevocably constitutes and appoints the escrow agent as his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

PROVISION FOR RETROACTIVE PRICE ADJUSTMENT. If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the financial service firm and by EVD. If at the time of the recomputation a firm other than the original firm is placing the orders, the adjustment will be made only on those shares purchased through the firm then handling the account.

                                                                    APPENDIX A

ADDITIONAL INFORMATION ABOUT INVESTMENT METHODS
------------------------------------------------------------------------------

TRANSACTIONS IN DERIVATIVE INSTRUMENTS. The Portfolio may invest in certain instruments that derive their value from a relationship to another instrument or a currency, index or security. The Portfolio may invest up to 35% of its total assets in options on securities and indices, options on currency, futures contracts and options on futures, forward foreign currency exchange contracts and currency swaps. Each of these active management techniques involves (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, (3) market risk that an incorrect prediction of securities prices or exchange rates may cause the Portfolio to perform less well than if such positions had not been entered into, and (4) management skills different from those needed to select portfolio securities.

FOREIGN CURRENCY TRANSACTIONS. More than 25% of the Portfolio's total assets, adjusted to reflect currency transactions and positions, may be denominated in any single currency. Concentration in a particular currency will increase the Portfolio's exposure to adverse developments affecting the value of such currency. An issuer of securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the securities are denominated. The Portfolio may hedge against foreign currency risk by entering into forward foreign currency exchange contracts and currency swaps, engaging in transactions in futures contracts on currency and options on such futures contracts and purchasing and writing options on currency.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may enter into forward foreign currency exchange contracts in an attempt to reduce the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Portfolio may purchase forward contracts for non-hedging purposes when the Portfolio anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities. However, forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into forward foreign currency exchange contracts.

CURRENCY SWAPS. The Portfolio may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

    The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON CURRENCIES. The Portfolio may purchase and sell (write) put and call options on foreign currencies. The Portfolio may use options on currency to cross-hedge, as described above under "Forward Foreign Currency Exchange Contracts". As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call or put options on currency for non-hedging purposes when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities denominated in that currency do not present attractive investment opportunities. Options on foreign currencies to be written or purchased by the Portfolio will be traded on U.S. and foreign exchanges or over-the-counter. See "Risks Associated with Options Transactions" below, and "Special Risks Associated With Options on Securities" in the Statement of Additional Information, for information about the liquidity and other risks associated with options transactions.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The Portfolio may write (sell) covered call and put options and purchase call and put options on securities and securities indices. The Portfolio may also write combinations of put and call options on the same security, known as "straddles". Such transactions can generate additional premium income but also present increased risk.

RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. The Portfolio may purchase and sell both options that are traded on United States and foreign exchanges, and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Commission changes its position, the Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price.

    The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In the event of unanticipated changes in securities prices, the Portfolio may recognize a loss of the premium on an option it has purchased to the extent that the option cannot be profitably exercised before its expiration. The successful use of options for hedging purposes depends in part on the ability of the Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may purchase and sell various kinds of futures contracts and may purchase and write call and put options on any of such futures contracts. The futures contracts may be based on various securities (such as U.S. Government securities), stock and other securities indices, foreign currencies and other financial instruments and indices. The Portfolio will engage in futures and related options transactions for bona fide hedging or non-hedging purposes as defined in or permitted by regulations of the Commodity Futures Trading Commission. The Portfolio may engage in cross-hedging by purchasing or selling futures or options on futures on a security or currency different from the security or currency position being hedged if the Adviser determines that there is a historical pattern of correlation between the two securities or currencies.

    The Portfolio may not purchase or sell futures contracts or purchase or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio's outstanding non-hedging positions in futures and related options and the amount of premiums paid for outstanding non-hedging positions in options on futures would exceed 5% of the market value of the Portfolio's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Portfolio to purchase securities or currencies, require the Portfolio to segregate assets to cover such contracts and options.

    In addition, while transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Transactions in Derivative Instruments" above. The loss incurred by the Portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

    The Portfolio intends to engage in transactions in futures contracts, options and other derivative instruments only to the extent such transactions are consistent with the requirements of the Internal Revenue Code 1986, as amended (the "Code") for maintaining the qualification of an investor in the Portfolio, such as the Fund, as a regulated investment company for Federal income tax purposes.


Cover photo courtesy of the Peabody
Museum of Salem, from a painting of
Hong Kong, circa 1855-1860, attributed
to Sunqua. Photo by Mark Sexton.

SPONSOR AND MANAGER OF
EV TRADITIONAL GREATER CHINA
GROWTH FUND
Administrator of Greater China
 Growth Portfolio
Eaton Vance Management
24 Federal Street
Boston, MA 02110

ADVISER OF GREATER CHINA
GROWTH PORTFOLIO
Lloyd George Management (Hong Kong)
Limited
3808 One Exchange Square
Central, Hong Kong

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

EV TRADITIONAL GREATER CHINA
GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

EV TRADITIONAL

GREATER CHINA

GROWTH FUND



PROSPECTUS

JANUARY 1, 1995

T-CGP